SECURITIES AND EXCHANGE COMMISSION


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


  Date of report (date of earliest event reported):         November 18, 2005
                                                        ------------------------


                                  BENIHANA INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                   0-26396                    65-0538630
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 (State or other jurisdiction       (Commission               (I.R.S. Employer
      of incorporation)             File Number)            Identification No.)


8685 Northwest 53rd Terrace, Miami, Florida                        33166
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 (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:            (305) 593-0770
                                                             -------------------

                                      None
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           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
Act (17CFR230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

     Item 2.02    Results of Operations and Financial Condition
                  ---------------------------------------------

     On November 18, 2005, the Registrant issued a press release announcing its earnings for the second fiscal quarter ended October 9, 2005. A copy of the press release is included with this Report as Exhibit 99.1.

     Item 9.01    Financial Statements and Exhibits
                  ---------------------------------

          (c) Exhibit 99.1. Press Release of Benihana Inc. dated November 18, 2005.



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               BENIHANA INC.



Dated:  November 18, 2005                      By:  /s/ Michael R. Burris
                                               ---------------------------------
                                               Michael R. Burris
                                               Senior Vice President of
                                               Finance and Treasurer